Exhibit 10.5(b)


                   Schedule of Warrant (refinancing) Issued by
             NCT Group, Inc. to Carole Salkind on October 18, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------       ------------         ----------        -----------
        10/18/05          10/18/10            $ 0.0049           16,000,000